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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                         MAY 5, 1997 (APRIL 14, 1997)


                           MAXWELL SHOE COMPANY INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                       0-24026                 04-2599205
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)     (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)


         101 SPRAGUE STREET                                        02137
             P.O. BOX 37                                         (ZIP CODE)
   HYDE PARK (BOSTON), MASSACHUSETTS
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 364-5090

                                     NONE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

     As previously reported, Maxwell Shoe Company Inc. (the "Registrant") announced on April 14, 1997 the consummation of a joint venture between itself, certain affiliates of the Registrant and The Butler Group Inc., a wholly-owned subsidiary of General Electric Capital Corporation. Attached as Exhibits to this Form 8-K are certain of the principal documents to which the Registrant is a party relating to the joint venture.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

     The following exhibits are filed with this report on Form 8-K:

     Exhibit No.     Description
     -----------     -----------

     10.1 Contribution Agreement dated as of April 14, 1997 by and among The Butler Group Inc., Maxwell Shoe Company Inc. and Maxwell Retail Inc.

     10.2 Operating Agreement of SLJ Retail LLC dated as of April 14, 1997 by and between The Butler Group Inc. and Maxwell Retail Inc.

     10.3 Option Agreement dated as of April 14, 1997 by and among The Butler Group Inc., Maxwell Shoe Company Inc., Maxwell Retail Inc. and SLJ Retail LLC

     10.4 Services Agreement dated as of April 14, 1997 by and between Maxwell Shoe Company Inc. and SLJ Retail LLC

     10.5 Non-Compete Agreement dated as of April 14, 1997 by and among SLJ Retail LLC, Maxwell Shoe Company Inc., Maxwell V. Blum, Betty Ann Blum, Marjorie W. Blum, Mark J. Cocozza, David Andelman, as trustee of the Eleanor S. Blum Trust, Maxwell Retail Inc. and Sprague Company

     10.6 Retail Opportunity Agreement dated as of April 14, 1997 by and among SLJ Retail LLC, Maxwell Shoe Company Inc., Maxwell V. Blum, Betty Ann Blum, Marjorie W. Blum, David Andelman, as trustee of the Eleanor S. Blum Trust, Maxwell Retail Inc. and Sprague Company

     10.7 Registration Rights Agreement dated as of April 14, 1997 by and among Maxwell Shoe Company Inc., The Butler Group Inc., Maxwell V. Blum, Betty Ann Blum, Marjorie W. Blum, Mark J. Cocozza and


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                     David Andelman, as trustee of the Eleanor S. Blum Trust

     10.8 Second Amendment to License Agreement dated as of April 14, 1997 by and between Maxwell Shoe Company Inc. and Jones Investment Co., Inc.

     10.9 Trademark Sublicense Agreement dated as of April 14, 1997 by and between Maxwell Shoe Company Inc. and SLJ Retail LLC

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MAXWELL SHOE COMPANY INC.



Date:  May 2, 1997                           By:  /s/ Richard J. Bakos
                                              ------------------------------
                                                    Richard J. Bakos
                                                    Chief Financial Officer

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                                 EXHIBIT INDEX

     EXHIBIT NO.   DESCRIPTION
     -----------   -----------

     10.1 Contribution Agreement dated as of April 14, 1997 by and among The Butler Group Inc., Maxwell Shoe Company Inc. and Maxwell Retail Inc.

     10.2 Operating Agreement of SLJ Retail LLC dated as of April 14, 1997 by and between The Butler Group Inc. and Maxwell Retail Inc.

     10.3 Option Agreement dated as of April 14, 1997 by and among The Butler Group Inc., Maxwell Shoe Company Inc., Maxwell Retail Inc. and SLJ Retail LLC

     10.4 Services Agreement dated as of April 14, 1997 by and between Maxwell Shoe Company Inc. and SLJ Retail LLC

     10.5 Non-Compete Agreement dated as of April 14, 1997 by and among SLJ Retail LLC, Maxwell Shoe Company Inc., Maxwell V. Blum, Betty Ann Blum, Marjorie W. Blum, Mark J. Cocozza, David Andelman, as trustee of the Eleanor S. Blum Trust, Maxwell Retail Inc. and Sprague Company

     10.6 Retail Opportunity Agreement dated as of April 14, 1997 by and among SLJ Retail LLC, Maxwell Shoe Company Inc., Maxwell
                   V. Blum, Betty Ann Blum, Marjorie W. Blum, David Andelman, as trustee of the Eleanor S. Blum Trust, Maxwell Retail Inc. and Sprague Company

     10.7 Registration Rights Agreement dated as of April 14, 1997 by and among Maxwell Shoe Company Inc., The Butler Group Inc., Maxwell V. Blum, Betty Ann Blum, Marjorie W. Blum, Mark J. Cocozza and David Andelman, as trustee of the Eleanor S. Blum Trust

     10.8 Second Amendment to License Agreement dated as of April 14, 1997 by and between Maxwell Shoe Company Inc. and Jones Investment Co., Inc.

     10.9 Trademark Sublicense Agreement dated as of April 14, 1997 by and between Maxwell Shoe Company Inc. and SLJ Retail LLC


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